February 27, 2026 (as supplemented on March 3, 2026)
Summary Prospectus

Vanguard Windsor™ Fund
Investor Shares & Admiral™ Shares
Vanguard Windsor Fund Investor Shares (VWNDX)
Vanguard Windsor Fund Admiral Shares (VWNEX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Windsor Fund (the “Fund”) seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.28%	0.18%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.00%
Total Annual Fund Operating Expenses	0.29%	0.18%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$30	$93	$163	$368
Admiral Shares	$18	$58	$101	$230

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. The Fund may invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Windsor Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.04%	December 31, 2020
Lowest	-28.12%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Windsor Fund Investor Shares
Return Before Taxes	13.31%	12.16%	11.30%
Return After Taxes on Distributions	10.79	9.10	8.72
Return After Taxes on Distributions and Sale of Fund Shares	8.74	8.91	8.48
Vanguard Windsor Fund Admiral Shares
Return Before Taxes	13.42%	12.27%	11.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Pzena Investment Management, LLC (Pzena)
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.

Richard Pzena, Principal, Founder, Co-Chief Investment Officer, and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2012.

Benjamin S. Silver, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2014.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 2018.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in

Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard Windsor Fund Investor Shares—Fund Number 22
Vanguard Windsor Fund Admiral Shares—Fund Number 5022
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 22 032026